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                                                               EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 4, 1996 appearing on page F-20 of Patriot American Hospitality, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP

December 6, 1996
Miami, Florida